SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2016 (November 13, 2015)

PURESNAX INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-176376	45-2808620
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1000 Woodbridge Center Dr. Suite #213 Woodbridge, NJ 07095 (732) 566-8264

 (Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PURESNAX INTERNATIONAL, INC.

Form 8-K

Current Report

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

EMA Transaction

On February 5, 2016, PureSnax International, Inc. (the “Company”) entered into a Convertible Promissory Note Agreement with EMA Financial, LLC (“EMA”), pursuant to which EMA purchased a $30,000 10% Convertible Note (the “Note”).  The Note is to be payable on February 6, 2017 (“Maturity”) and may be prepaid at any time without any premium.  The Note accrues interest at the rate of 10% per annum from the date of issuance and is payable at Maturity in cash, or at EMA’s sole option, in shares of Common Stock.

The foregoing description of the Note is not complete and is qualified in its entirety by reference to the full text of the Note, which are filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Typenex Transaction

On February 24, 2016, the Company entered into a Convertible Promissory Note and Securities Purchase Agreement with Typenex Co-Investment, LLC (“Typenex”), pursuant to which Typenex purchased a $115,000 10% Convertible Note (the “Note”), and issued four Warrants to purchase common stock (each, a “Warrant”).  The Note is to be payable in four separate tranches, and is subject to OID of $10,000.00.  Each Tranche of the Note is due six months after its issuance (“Tranche Maturity”) and may be prepaid at any time without any premium.  The Note accrues interest at the rate of 10% per annum from the date of issuance and is payable at Maturity in cash, or at Typenex’s sole option, in shares of Common Stock.

The foregoing description of the Note and Warrants are not complete and is qualified in its entirety by reference to the full text of the Note and Warrants, which are filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Pinz Transaction

On March 1, 2016, the Company entered into a Convertible Promissory Note Agreement with Pinz Capital Internationl, LLC (“Pinz”), pursuant to which Pinz purchased a $30,556 10% Convertible Note (the “Note”), with a $3,056 OID.  The Note is to be payable on March 1, 2017 (“Maturity”) and may be prepaid at any time without any premium.  The Note accrues interest at the rate of 10% per annum from the date of issuance and is payable at Maturity in cash, or at Pinz’s sole option, in shares of Common Stock.

The foregoing description of the Note is not complete and is qualified in its entirety by reference to the full text of the Note, which are filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Subscription Agreements

In March and April of 2016, the Company entered into certain Subscription Agreements with certain purchasers to which the Company agreed to sell (the “Offering”) an aggregate 161,986 restricted shares of common stock (the “Shares”) at a price of $.34 per share.  The Offering did not include any obligation on the part of the company to register the Shares.

The foregoing description of the Offering is not complete and is qualified in its entirety by reference to the full text of the Subscription Agreements, which are filed as Exhibits 10.4, 10.5, and 10.6 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

ITEM 3.02

 UNREGISTERED SALE OF EQUITY SECURITIES

The contents of Section 1.01 of this Form 8k are hereby incorporated by reference into this Item 3.02.

ITEM 4.01

CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

On November 13, 2015, the Company’s Board of Directors engaged Anton & Chia to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit
10.1	EMA Convertible Note dated February 5, 2016
10.2	Typenex Note, Securities Purchase Agreement, and Warrants dated February 24, 2016
10.3	Pinz Note dated March 1, 2016
10.4	Mastoris Subscritpion Agreement dated April 15, 2016
10.5	Principe Subscription Agreement dated March 31, 2016
10.6	Kamen Subscrition Agreement dated March 31, 2016
16.1	Letter from Anton & Chia dated November 13, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PureSnax International, Inc.
Date: July 28, 2016	By: /s/ Patrick Gosselin
Patrick Gosselin
President, Chief Executive Officer, Chief Financial Officer, and Sole Director

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